UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 20, 2005
VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan		48111
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (800)-VISTEON
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 —FINANCIAL INFORMATION
Item 2.02. Results of Operations and Financial Condition.
     A copy of the registrant’s October 21, 2005 press release with respect to, among other things, the estimated impact of certain corrections of errors and other adjustments on the registrant’s previously reported net loss for each of 2004, 2003 and 2002, is attached as Exhibit 99.1 and is incorporated by reference into this Item 2.02.
SECTION 4 — MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
(a)      On October 20, 2005, the Audit Committee of the registrant’s Board of Directors approved the registrant’s recommendation that the previously issued financial statements for the years ended December 31, 2004, 2003 and 2002, included in the registrant’s 2004 Form 10-K, and the financial statements included in the registrant’s Form 10-Qs for the related quarterly periods, should not be relied upon because of identified errors relating to those financial statements, and that the registrant would restate these financial statements to make the necessary accounting corrections. In addition, the Audit Committee has approved the registrant’s conclusion that its previously announced preliminary unaudited financial results for the quarters ended March 31, 2005 and June 30, 2005, included in press releases dated April 27, 2005 and August 8, 2005, should no longer be relied upon. Additionally, the registrant’s management has concluded that Management’s Report on Internal Control Over Financial Reporting set forth on pages 49 through 51 of the registrant’s 2004 annual report on Form 10-K should be restated and should no longer be relied upon because the registrant expects to determine, in connection with the restatement, that identified control deficiencies constitute one or more material weaknesses (as defined by the Public Company Accounting Oversight Board’s Auditing Standard No. 2) as of December 31, 2004, in addition to those previously reported. The Audit Committee’s independent review has also determined that many of the accounting errors resulted principally from improper conduct on the part of two former, non-executive finance employees responsible for the accounting oversight of these matters, and specifically from the periodic setting of accruals for freight expenses at inadequate levels, as well as delays in the processing of freight payments and raw material price increases without adequate consideration of applicable accounting standards.
     The registrant expects to complete its review of the adjustments to facilitate the filing of restated quarterly and annual financial results for 2004, 2003 and 2002, to be included in an amended annual report on Form 10-K for 2004 and quarterly reports on Form 10-Q for 2005, in the fourth quarter of 2005.

     A copy of the registrant’s October 21, 2005 press release with respect to the conclusion of the independent review of the Audit Committee and the determination to restate these periods is attached as Exhibit 99.1 and is incorporated by reference into this Item 4.02. A discussion of the commencement and preliminary conclusions of the Audit Committee’s independent review were included in the registrant’s Current Reports on Form 8-K dated May 10, 2005 and August 1, 2005.
     The Audit Committee of the registrant’s Board of Directors has discussed the matters disclosed in this report with PricewaterhouseCoopers LLP, its independent registered public accounting firm.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated October 21, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: October 21, 2005	By:	/s/ William G. Quigley III
William G. Quigley III
Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
Exhibit 99.1	Press Release dated October 21, 2005